UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100
Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-427-1704

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Datacenter Lease

As previously disclosed, in the first fiscal quarter of 2025, CoreWeave, Inc. (“CoreWeave”) exercised its option for an additional 150MW of hosting capacity at Applied Digital Corporation’s (the “Company”) 400 MW Ellendale, North Dakota datacenter campus (“Polaris Forge 1”). Accordingly, on August 28, 2025, APLD ELN-02 C LLC, a subsidiary of the Company, and CoreWeave entered into a third datacenter lease (the “Building 4 Lease”) for the full capacity of Building 4 at Polaris Forge 1 (“Building 4”), a 150MW data center to be constructed by the Company. The Building 4 Lease brings the total capacity leased by CoreWeave at Polaris Forge 1 to 400MW. Building 4 is currently in the design phase and is expected to be service-ready in mid 2027.

The Building 4 Lease has substantially the same terms and conditions as the two other datacenter leases entered into by and between the Company and CoreWeave at Polaris Forge 1, as described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on June 2, 2025 and incorporated by reference herein. The total contract value for the initial approximately fifteen (15)-year term of the Building 4 Lease is expected to be approximately $4.0 billion. The Company has guaranteed the obligations of APLD ELN-02 C LLC under the Building 4 Lease.

The foregoing description of the Building 4 Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Building 4 Lease, which will be filed as Exhibit 10.1 to an amendment to this Current Report on Form 8-K.

Warrants

On August 28, 2025, in connection with the entry into the Building 4 Lease, the Company issued to CoreWeave a warrant (the “Building 4 Warrant”) to acquire up to 8,393,611 shares (the “Building 4 Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) at an exercise price of $10.75 per share, subject to adjustment in accordance with the terms and conditions set forth in the Building 4 Warrant. The Building 4 Warrant is on the same Form of Warrant as the initial warrant issued to CoreWeave on May 28, 2025, in connection with the datacenter leases entered into for Building 2 and Building 3. The Building 4 Warrant is subject to certain limitations in order to comply with Nasdaq Listing Rules.

The foregoing description of the Building 4 Warrant does not purport to be complete and is qualified in its entirety by reference to the Form of Warrant, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 2, 2025 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Building 4 Warrant and the underlying Building 4 Warrant Shares is incorporated by reference herein in its entirety.

The Building 4 Warrant has not been, and the Building 4 Warrant Shares when issued will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities law and were offered and issued, as applicable, in reliance upon the exemption from the registration requirements of the Securities Act set forth in Section 4(a)(2) thereof. The Company agreed to file a resale registration statement with the SEC to register the resale of the Building 4 Warrant Shares pursuant to a Registration Rights Agreement, dated May 28, 2025, between the Company and CoreWeave, filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on June 2, 2025, and incorporated herein by reference.

Item 8.01 Other Events.

On August 28, 2025, the Company issued a press release (the “Press Release”) announcing the execution of the Building 4 Lease and issuance of the Building 4 Warrant. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding the datacenter leases with CoreWeave, including Building 4 Lease and Polaris Forge 1 development, (ii) statements about the high performance compute industry, (iii) statements of Company plans and objectives, including our evolving business model, or estimates or predictions of actions by suppliers, (iv) statements of future economic performance, (v) statements of assumptions underlying other statements and statements about the Company or its business and (vi) the Company’s plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: our ability to complete construction of Polaris Forge 1; changes to artificial intelligence and high performance compute infrastructure needs and their impact on future plans; costs related to high performing compute operations and strategy; our ability to timely deliver any services required in connection with completion of installation under the datacenter leases with CoreWeave, including the Building 4 Lease; our ability to raise additional capital to fund the ongoing data center construction and operations; our ability to obtain financing of the datacenter leases with CoreWeave, including the Building 4 Lease, on acceptable financing terms, or at all; our dependence on principal customers, including our ability to execute and perform our obligations under our leases with key customers, including without limitation, the datacenter leases with CoreWeave, including the Building 4 Lease; our ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow our business; decline in demand for our products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. Information in this Current Report on Form 8-K is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	August 29, 2025	By:	/s/ Saidal L. Mohmand
		Name:	Saidal L. Mohmand
		Title:	Chief Financial Officer